UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 15, 2009

APOLLO GOLD CORPORATION
(Exact name of registrant as specified in its charter)

Yukon Territory, Canada	1-31593	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5655 South Yosemite Street, Suite 200 Greenwood Village, Colorado	80111-3220
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (720) 886-9656

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 15, 2009, Apollo Gold Corporation (the “Company”) completed a private placement of 12,221,640 common shares issued to purchasers within and outside the United States at Cdn$0.45 per share (the “Common Shares”) and 13,889,390 common shares issued to Canadian purchasers at Cdn$0.54 per share on a “flow through” basis pursuant to the Income Tax Act (Canada) (the “Flow Through Shares”) for total gross proceeds equal to Cdn$13,000,0008.60.  The Company intends to use the proceeds from the sale of the Flow Through Shares for exploration activities at its Black Fox project and its Grey Fox exploration property, located 3.5 km south-east of the Company’s Black Fox mine.  The costs associated with these exploration activities will qualify as “Canadian Exploration Expenses” as defined in the Income Tax Act (Canada) and will be renounced in favor of the purchasers of the Flow Through Shares.  The Company intends to use the proceeds from the sale of the Common Shares for working capital and general corporate purposes.

The Flow Through Shares were offered and sold to eligible purchasers resident in Canada in reliance on the exemption from registration contained in Regulation S of the U.S. Securities Act of 1933, as amended (the “1933 Act”).  The Common Shares were offered and sold to eligible purchasers resident in jurisdictions outside of the United States in reliance on the exemption from registration contained in Regulation S of the 1993 Act and to eligible purchasers resident in the United States in reliance on the exemption from registration contained in Regulation D under the 1933 Act.

In connection with the placement of the Common Shares and the Flow Through Shares (the “Offering”), the Company entered into the agreements described below.

Underwriting Agreement

In connection with the Offering, the Company entered into an Underwriting Agreement with Haywood Securities Inc. (“Haywood”) and Blackmont Capital Inc. (“Blackmont”) and an amendment thereto, each dated July 15, 2009 as amended, (the “Underwriting Agreement”).  Pursuant to the Underwriting Agreement, Haywood and Blackmont (together, the “Underwriters”) agreed to act as underwriters/agents in respect of the Offering and, in consideration therefor, the Company agreed to (i) pay the Underwriters an aggregate cash underwriting commission equal to the amount of Cdn$845,000.56, which represents 6.5% of the total gross proceeds of the Offering, and (ii) issue to the Underwriters compensation options (“Compensation Options”) to purchase 1,566,662 common shares in the aggregate (which is equal to 6% of the number of Common Shares and Flow Through Shares sold in the Offering).  Each Compensation Option is exercisable into one common share of the Company at a price of Cdn$0.45 for a period of 24 months from the closing date of the Offering.  In addition, the Company paid all of the Underwriters’ costs and expenses incidental to the placement of the Common Shares and Flow Through Shares.  The Underwriting Agreement includes customary representations, warranties and covenants on the part of the Company, including an agreement by the Company not to issue any equity securities within 120 days of the closing of the Offering (subject to certain exceptions relating to employee compensation, outstanding convertible debentures, warrants or other derivative securities or in connection with the acquisition of properties or settlement of claims).

The foregoing description is qualified in its entirety by reference to the Underwriting Agreement and the Compensation Option Certificates issued to each of the Underwriters attached to this Current Report on Form 8-K as Exhibits 1.1, 1.2, 4.1, and 4.2, respectively.

Subscription Agreements

Each of the purchasers of the Common Shares and the Flow Through Shares entered into a Subscription Agreement with the Underwriters and the Company (collectively, the “Subscription Agreements”) pursuant to which the Company agreed to (in the case of Common Shares) issue Common Shares at a price of Cdn$0.45 per Common Share or (in the case of Flow Through Shares) issue Flow Through Shares at a price of Cdn$0.54 per Flow Through Share.  The Subscription Agreements also contain customary representations by each purchaser regarding eligibility to purchase securities of the Company.  The foregoing description is qualified in its entirety by reference to the Form of Common Shares Subscription Agreement (U.S.), Form of Common Shares Subscription Agreement (Non-U.S.) and Form of Flow Through Shares Subscription Agreement attached to this Current Report on Form 8-K as Exhibits 4.3, 4.4, and 4.5, respectively.

Registration Rights Agreements

Each of the purchasers of the Common Shares and Flow Through Shares and the Underwriters entered into a Registration Rights Agreement with the Company (collectively, the “Registration Rights Agreements”).  The terms of the Registration Rights Agreements require the Company to register the Common Shares and Flow Through Shares and the shares issuable upon exercise of the Compensation Options for resale on a registration statement to be filed with the U.S. Securities and Exchange Commission.  The foregoing description of the Registration Rights Agreements is qualified in its entirety by reference to the Form of Registration Rights Agreement attached to this Current Report on Form 8-K as Exhibit 4.6.

ITEM 3.02 UNREGISTERED SALE OF EQUITY SECURITIES.

The information contained in Item 1.01 above is hereby incorporated by reference into this Item 3.02.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (d)     Exhibits

1.1	Underwriting Agreement

1.2	Amendment to Underwriting Agreement

4.1	Compensation Option Certificate (Haywood Securities Inc.)

4.2	Compensation Option Certificate (Blackmont Capital Inc.)

4.3	Form of Common Shares Subscription Agreement (U.S.)

4.4	Form of Common Shares Subscription Agreement (Non-U.S.)

4.5	Form of Flow Through Shares Subscription Agreement

4.6	Form of Registration Rights Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 16, 2009

APOLLO GOLD CORPORATION

By:	/s/ Melvyn Williams
Melvyn Williams
Chief Financial Officer and Senior Vice President – Finance and Corporate Development

EXHIBIT INDEX

Exhibit Number	Description of Document

1.1	Underwriting Agreement

1.2	Amendment to Underwriting Agreement

4.1	Compensation Option Certificate (Haywood Securities Inc.)

4.2	Compensation Option Certificate (Blackmont Capital Inc.)

4.3	Form of Common Shares Subscription Agreement (U.S.)

4.4	Form of Common Shares Subscription Agreement (Non-U.S.)

4.5	Form of Flow Through Shares Subscription Agreement

4.6	Form of Registration Rights Agreement